EXHIBIT 10.29

WAIVER

THIS WAIVER is made and entered into as of the 28th day of March, 2006, between STANFORD INTERNATIONAL BANK LTD., a corporation organized under the laws of Antigua and Barbuda (the “Investor”) and DATREK MILLER INTERNATIONAL, INC., a Florida corporation (the “Company”).

WITNESSETH:

WHEREAS, Investor and the Company are parties to that certain Registration Rights Agreement dated as of July 18, 2005 (the “Registration Rights Agreement”); and

WHEREAS, under the Registration Rights Agreement the Company is required to file a registration statement (on Form S-1 or SB-2, or other appropriate registration statement form) under the Securities Act of 1933, as amended (the “Registration Statement”) with the Securities and Exchange Commission (“SEC”) on or prior to January 18, 2006;

WHEREAS, the Company has not timely filed the Registration Statement in accordance with the terms of the Registration Rights Agreement, and the Company has requested that Investor waive certain liquidated damages arising from such failure; and

WHEREAS, Investor has agreed to grant such waiver on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Registration Rights Agreement.

2. The Company hereby acknowledges and agrees that it has failed to timely file the Registration Statement under Section 4(a) of the Registration Rights Agreement and as a result thereof, Investor is entitled to the Liquidated Damages set forth in Section 4(e) of the Registration Rights Agreement.

3. In connection with its obligations under the Registration Rights Agreement, the Company shall use its best efforts to file a registration statement on Form SB-2 Investor on or prior to May 15, 2006 (the “SB-2 Filing”).

4. Investor hereby waives all claims against the Company that Investor: (a) currently has to any Liquidated Damages under the Registration Rights Agreement; and (b) may have to any Liquidated Damages under the Registration Rights Agreement arising from the date hereof through the date which the SB-2 Filing is declared effective by the SEC.

5. The Registration Rights Agreement is reaffirmed and ratified in all respects, except as expressly provided herein. In the event of any conflict between the terms or provisions of this Waiver and the Registration Rights Agreement, then this Waiver shall prevail in all respects. Otherwise, the provisions of the Registration Rights Agreement shall remain in full force and effect. This Waiver may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed on the date first above written.

STANFORD INTERNATIONAL BANK LTD.

By:	/s/ James M. Davis
James M. Davis
Chief Financial Officer

DATREK MILLER INTERNATIONAL, INC.

By:	/s/ Michael S. Hedge
Michael S. Hedge
Chief Executive Officer

WAIVER

THIS WAIVER is made and entered into as of the 28th day of March, 2006, between STANFORD INTERNATIONAL BANK LTD., a corporation organized under the laws of Antigua and Barbuda (the “Investor”) and DATREK MILLER INTERNATIONAL, INC., a Florida corporation (the “Company”).

WITNESSETH:

WHEREAS, Investor and the Company are parties to that certain Registration Rights Agreement dated as of November 30, 2005 (the “Registration Rights Agreement”); and

WHEREAS, under the Registration Rights Agreement the Company is required to file a registration statement (on Form S-1 or SB-2, or other appropriate registration statement form) under the Securities Act of 1933, as amended (the “Registration Statement”) with the Securities and Exchange Commission (“SEC”) on or prior to March 15, 2006;

WHEREAS, the Company has not timely filed the Registration Statement in accordance with the terms of the Registration Rights Agreement, and the Company has requested that Investor waive certain liquidated damages arising from such failure; and

WHEREAS, Investor has agreed to grant such waiver on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Registration Rights Agreement.

2. The Company hereby acknowledges and agrees that it has failed to timely file the Registration Statement under Section 4(a) of the Registration Rights Agreement and as a result thereof, Investor is entitled to the Liquidated Damages set forth in Section 4(e) of the Registration Rights Agreement.

3. In connection with its obligations under the Registration Rights Agreement, the Company shall use its best efforts to file a registration statement on Form SB-2 Investor on or prior to May 15, 2006 (the “SB-2 Filing”).

4. Investor hereby waives all claims against the Company that Investor: (a) currently has to any Liquidated Damages under the Registration Rights Agreement; and (b) may have to any Liquidated Damages under the Registration Rights Agreement arising from the date hereof through the date which the SB-2 Filing is declared effective by the SEC.

5. The Registration Rights Agreement is reaffirmed and ratified in all respects, except as expressly provided herein. In the event of any conflict between the terms or provisions of this Waiver and the Registration Rights Agreement, then this Waiver shall prevail in all respects. Otherwise, the provisions of the Registration Rights Agreement shall remain in full force and effect. This Waiver may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed on the date first above written.

STANFORD INTERNATIONAL BANK LTD.

By:	/s/ James M. Davis
James M. Davis
Chief Financial Officer

DATREK MILLER INTERNATIONAL, INC.

By:	/s/ Michael S. Hedge
Michael S. Hedge
Chief Executive Officer